UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 21, 2012

Date of Report (Date of earliest event reported)

China Green Lighting Limited

(Exact Name of Registrant as Specified in Charter)

Colorado	000-53106	26-0812035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 18, Seventh Xinggong Road,

Jiangdong District, Jiangshan City,

Zhejiang, People’s Republic of China

324019

(Address of Principal Executive Offices)

+86 (570) 435-2001

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Certifying Accountant

Effective March 26, 2012, Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) was dismissed as China Green Lighting Limited’s, a Colorado corporation (the “Company”) independent registered public accounting firm. Crowe Horwath was previously engaged on August 8, 2011 and did not issue any reports regarding the Company’s financial statements. The dismissal of Crowe Horwath as the independent registered public accounting firm was approved by the Company’s Board of Directors.

From August 8, 2011 to March 26, 2012, the date of dismissal, (i) there were no disagreements with Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe Horwath with a copy of the foregoing disclosures and requested that Crowe Horwath furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant

Effective March 26, 2012, the Board of Directors of the Company engaged Marcum Bernstein & Pinchuk LLP (“Marcum”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of Marcum, the Company (a) has not engaged Marcum as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Marcum concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Directors & Officers -

Effective March 21, 2012, the Company received the resignation of Mr. Zhu Jiangtu as a member and Chairman of the Company’s Board of Directors, and also effective March 21, 2012, the Company received the resignation of Mr. Pan Ziqiang as a member of the Company’s Board of Directors and also as Chief Executive Officer and Secretary of the Company.

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Appointment of Directors & Officers -

Effective March 21, 2012, the Board of Directors appointed Mr. Yao Baisheng as a member and Chairman of the Company’s Board of Directors to fill the current vacancies created by the resignation of Mr. Zhu Jiangtu as noted above. Also effective March 21, 2012, the Board of Directors appointed Mr. Wang Lixia as a member of the Company’s Board of Directors and as the Company’s new Chief Executive Officer and Secretary, to fill the current vacancies created by the resignation of Mr. Pan Ziqiang as noted above. The Company’s Board of Directors is now comprised of Mr. Yao Baisheng, Mr. Hao Dongyang and Mr. Wang Lixia.

It is contemplated that Messrs. Yao and Wang may serve on certain committees of the Company’s Board of Directors, but no such committee appointments have been made at this time. Messrs. Yao and Wang have no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers.

Mr. Wang has entered into that certain Employment Contract with the Company, dated March 21, 2012, in connection with his service as the Company’s Chief Executive Officer (the “Wang Contract”). The term of Mr. Wang’s employment as Chief Executive Officer commences on March 21, 2012 and expires on February 28, 2014. In accordance with the Wang Contract, Mr. Wang shall be paid a basic monthly salary of HKD$20,000 per month (approximately USD$2,567 per month). Mr. Wang may also be eligible for a performance based salary to be decided by the Company’s Board of Directors based upon Mr. Wang’s performance, achievements and actual contribution to the Company in accordance with established Company policy.

Mr. Yao has entered into that certain Employment Contract with the Company, dated March 21, 2012, in connection with his service as Chairman of the Company’s Board of Directors (the “Yao Contract”). The term of Mr. Yao’s employment as Chairman of the Board of Directors commences on March 21, 2012 and expires on February 28, 2014. In accordance with the Yao Contract, Mr. Yao shall be paid a basic monthly salary of HKD$20,000 per month (approximately USD$2,567 per month). Mr. Yao may also be eligible for a performance based salary to be decided by the Company’s Board of Directors based upon Mr. Yao’s performance, achievements and actual contribution to the Company in accordance with established Company policy.

The forgoing description of Messrs. Wang’s and Yao’s Employment Contracts does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Contracts, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference into this Item 5.02.

Other than as noted above, there is no arrangement or understanding pursuant to which Messrs. Wang and Yao were appointed as members of the Company’s Board of Directors or as officers of the Company. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K. The professional histories of Messrs. Wang and Yao are noted below.

Professional History of Wang Lixia

Mr. Wang is a Chinese Certified Public Accountant and also a Chinese Certified Tax Accountant. Prior to his engagement with Company, from April 2008 to February 2012, Mr. Wang served as Vice General Manager of Shanghai Weizhong Investment Consulting Co., Ltd., an investment and consulting company. From March 2006 to July 2008, Mr. Wang served as Chief Financial Officer of Beifa Group Co., Ltd. Mr. Wang obtained a Bachelor’s Degree in Accounting from Shanghai University of Finance and Economics in 1996, an International MBA from the University of Hong Kong in 2006, and Doctorate Degree in Accounting from Shanghai Jiao Tong University in 2012.

Professional History of Yao Baisheng

Prior to his engagement with the Company, Mr. Yao served as General Manager of Shanghai Fupeng Electronics Co., Ltd. from July 2007 to February 2012. From May 1997 to May 2007, Mr. Yao served as Vice General Manager of Shanghai Measuring & Cutting Tool Works Co., Ltd. Mr. Yao graduated from Shanghai Institute of Technology with a degree in Electronic Mechanics in 1967.

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Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Employment Contract with Wang Lixia, dated March 21, 2012
10.2	Employment Contract with Yao Baisheng, dated March 21, 2012
16.1	Letter from Crowe Horwath (HK) CPA Limited, dated March 26, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN LIGHTING LIMITED, a Colorado corporation

Dated: March 26, 2012	By:	/s/ Wang Lixia
Wang Lixia Chief Executive Officer

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